Litigation	6 Months Ended
Jun. 30, 2026
Litigation [Abstract]
LITIGATION

NOTE 11 – LITIGATION

On March 3, 2026, the Company obtained a copy of a summons and complaint filed in the Supreme Court of the State of New York dated February 24, 2026 by Kingswood Capital Partners, LLC against Star, Nukkleus, Inc. and the Company. The complaint alleges that a success fee is due for an earned investment banking success fee arising from a transaction. The Company denies all the allegations and intends to vigorously defend such action, which it believes is without merit. The court has referred the matter to mandatory mediation.